Finance Veteran Scott A. Hill appointed to Cardlytics Board of Directors

ATLANTA, GA – September 6, 2023 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, is excited to announce the appointment of Scott A. Hill to its Board of Directors. In connection with his appointment to the Board of Directors, Hill was also appointed to the Board’s Audit Committee.
Hill brings over 30 years of finance and accounting experience to Cardlytics’ Board of Directors. Notably, he served as Chief Financial Officer at Intercontinental Exchange, Inc. (NYSE: ICE) from 2007 to 2021. Hill joined ICE shortly after its IPO in 2007, where he helped the business grow into a Fortune 500 company.
At ICE, Hill led finance and accounting, treasury, tax, audit and controls, human resources and investor relations. He also played an integral role in mergers and acquisitions and, at various times during his tenure, provided operational leadership in global clearing and other areas of the business.
In his career, Hill has led acquisitions totaling over $30 billion, including ICE’s $11 billion acquisition of NYSE Euronext. His prior experience includes roles at IBM, where he served for 16 years in accounting, financial and strategy leadership positions in the U.S., Europe and Japan. He is currently member of the boards of directors of CS Disco (NYSE: LAW) and of VVC Exploration (TSXV: VVC.V).
"We continue to shape the Board of Directors to align with our product-led vision and long-term goals,” said CEO Karim Temsamani. “Scott brings valuable CFO-level insights and experience to Cardlytics. His perspectives will help us build a robust financial strategy that can responsibly scale and support the business in the coming years.”
Hill earned his Bachelor of Business Administration with High Honors from the University of Texas at Austin in 1990. He also holds a Masters of Business Administration from New York University, where he was distinguished as a Stern Scholar in 1999.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, New York, Los Angeles, and London. Learn more at www.cardlytics.com.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to forward-looking statements related to the benefits of Hill’s appointment to the Board of Directors and Cardlytics’ future growth. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 1, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Contacts:
Public Relations:
Robert Robinson
pr@cardlytics.com

Investor Relations:
Robert Robinson
ir@cardlytics.com